EXHIBIT B

                           EXIGENT INTERNATIONAL, INC.

                           AMENDED AND RESTATED BYLAWS


                            Effective June 30, 1998



                                   ARTICLE 1.

                                     OFFICES

     SECTION 1.01. Registered Office. The address of the registered office of the Corporation in the County of New Castle of the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, and the name of the registered agent at such address is The Corporation Trust Company.

     SECTION 1.02. Other Offices. The Corporation may also have an office in the State of Florida and at such other place or places either within or without the State of Delaware as the Board of Directors of the Corporation may from time to time determine or the business of the Corporation may require.


                                   ARTICLE 2.

                            MEETINGS OF STOCKHOLDERS

     SECTION 2.01. Place of Meetings. All meetings of the stockholders of the Corporation shall be held at such place either within or without the State of Delaware as shall be fixed by the Board of Directors of the Corporation and specified in the respective notices or waivers of notice of said meetings.

     SECTION 2.02. Annual Meetings.

     (a) The annual meeting of the stockholders of the Corporation for the election of directors of the Corporation and for the transaction of such other business as may come before the meeting shall be held at such time and place and on such date as the Board of Directors of the Corporation may designate and state in the notice of such annual meeting.

     (b) At an annual meeting of the stockholders of the Corporation, only such business shall be conducted as shall have been properly brought before such meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of such meeting (or any supplement thereto) given by or at the direction of the Board of Directors of the Corporation, (ii) otherwise properly brought before such meeting by or at the direction of the Board of Directors of the Corporation in accordance with these Bylaws, the Certificate of Incorporation of the Corporation as in effect from time to time (the "Charter" or the "Certificate of Incorporation") and applicable laws, rules and regulations, or (iii) otherwise properly brought before such meeting by a stockholder of the Corporation in accordance with these Bylaws, the Charter and applicable laws, rules and regulations. Without limiting the foregoing, for business to be properly brought before an annual meeting by a stockholder of the Corporation, such stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, such stockholder's notice must be delivered in writing either by personal delivery or by registered or certified mail, return receipt requested, to the principal executive offices of the Corporation (addressed to the Secretary) not less than one hundred twenty
(120) calendar days prior to the anniversary date of the release of the Corporation's proxy statement to its stockholders in connection with the preceding year's annual meeting of its stockholders, except that if no annual meeting of its stockholders was held in the previous year or the date of the annual meeting of its stockholders has been changed by more than sixty (60) calendar days from the anniversary of the annual meeting of its stockholders stated in the previous year's proxy statement, a proposal of a stockholder of the Corporation shall be received by the Corporation a reasonable time before the solicitation is made. Such stockholder's notice shall set forth, as to each matter such stockholder proposes to bring before an annual meeting, (i) a brief description of the business desired to be brought before such annual meeting and the reasons for conducting such business at the annual meeting, (ii) a representation that such stockholder is a holder of record of stock of the Corporation entitled to vote with respect to such business and that such stockholder intends to appear in person or by proxy at the annual meeting to move the consideration of such business, (iii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business,
(iv) the class and number of shares of stock of the Corporation which are beneficially owned by such stockholder, and (v) any interest of such stockholder in such business. Notwithstanding anything in the Bylaws of the Corporation to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 2.02. The Chairman of an annual meeting may refuse to acknowledge a motion to consider any business that he/she determines was not made in compliance with the foregoing procedures and if he/she should so determine and declare to such meeting, then any such business not properly brought before such meeting shall not be transacted.

     (c) Only persons who are nominated in accordance with the procedures set forth in this Section 2.02, the Charter and applicable laws, rules and regulations shall be eligible for election as directors of the Corporation. Without limiting the foregoing, nomination of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders of the Corporation (i) by or at the direction of the Board of Directors of the Corporation or any nominating or similar committee thereof, or (ii) by any stockholder of the Corporation entitled to vote for the election of directors of the Corporation at such meeting who complies with the notice procedures set forth in this Section 2.02. Such nominations, other than those made by or at the direction of the Board of Directors of the Corporation or any nominating or similar committee thereof, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered in writing either by personal delivery or by registered or certified mail, return receipt requested, to the principal executive offices of the Corporation (addressed to the Secretary) not less than one hundred twenty (120) calendar days prior to the anniversary date of the release of the Corporation's proxy statement to its stockholders in connection with the preceding year's annual meeting of its stockholders, except that if no annual meeting of its stockholders was held in the previous year or the date of the annual meeting of its stockholders has been changed by more than sixty (60) calendar days from the anniversary of the annual meeting of its stockholders stated in the previous year's proxy statement, a proposal of a stockholder of the Corporation shall be received by the Corporation a reasonable time before the solicitation is made. Such stockholder's notice shall set forth (i) as to each person whom such stockholder proposes to nominate for election or re-election as a director of the Corporation (A) the name, age, business address and residence address of such nominee, (B) the principal occupation or employment of such nominee, (C) the class and number of shares of the Corporation, if any, which are beneficially owned by such nominee, (D) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which such nomination is made by such stockholder, and (E) any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including, without limitation, such nominee's written consent to being named in the proxy statement as a nominee and to serving as a director of the Corporation if elected); and
(ii) as to such stockholder (A) the name and address, as they appear on the Corporation's books, of such stockholder, (B) a representation that such stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and that such stockholder intends to appear in person or by proxy at such meeting to nominate the person or persons specified in such notice, and (C) the class and number of shares of stock of the Corporation which are beneficially owned by such stockholder. At the request of the Board of Directors of the Corporation, any person nominated by the Board of Directors of the Corporation for election as a director of the Corporation shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination, as provided above in this clause (c), which pertains to such nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.02. The chairman of the meeting may refuse to acknowledge a motion to consider any nominee as a director of the Corporation that he/she determines was not made in compliance with the foregoing procedures and if he/she should so determine and declare to such meeting, then the defective nomination shall be disregarded.

     SECTION 2.03. Special Meetings. Special meetings of stockholders of the Corporation may be called only by the Chairman of the Board or by the Board of Directors of the Corporation pursuant to a resolution adopted by a majority of the Board of Directors of the Corporation and must be called by the Secretary of the Corporation upon the written request of stockholders of the Corporation having not less than sixty percent (60%) of the votes that would be necessary to authorize or take the action proposed to be taken at such special meeting if all stockholders of the Corporation having the right to vote thereon were present and voted. The business transacted at a special meeting of stockholders of the Corporation shall be limited to the purpose or purposes for which such meeting is called, except as otherwise determined by the Board of Directors of the Corporation or the chairman of the meeting.

     SECTION 2.04. Notice of Meetings.

     (a) Except as otherwise required by statute, notice of each annual or special meeting of the stockholders of the Corporation shall be given to each stockholder of the Corporation of record entitled to vote at such meeting not less than ten days nor more than sixty days before the day on which such meeting is to be held by delivering written notice thereof to him or her personally or by mailing such notice, postage prepaid, addressed to him or her at his or her address last shown in the records of the Corporation or by transmitting notice thereof to him or her at such address by telegraph, facsimile, cable or any other available method. Each such notice shall state the time and place of the applicable meeting and, in case of a special meeting, shall state briefly the purposes thereof.

     (b) Notice of any meeting of stockholders of the Corporation shall not be required to be given to any stockholder of the Corporation who shall attend such meeting in person (except where such person attends the meeting for the express purpose of objecting at the beginning of such meeting to the transaction of business because such meeting was not lawfully called or convened) or by proxy or who shall, in person or by attorney thereunto authorized, waive such notice in writing or by telegraph, cable or any other available method either before or after such meeting. Notice of any adjourned meeting of the stockholders of the Corporation shall not be required to be given except when expressly required by law. At the adjourned meeting, the Corporation may transact any business which could have been transacted at the original meeting.

     SECTION 2.05. Quorum.

     (a) At each meeting of the stockholders of the Corporation, except where otherwise provided by statute, the Corporation's Certificate of Incorporation or these Bylaws, the holders of record of a majority of the issued and outstanding shares of stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business.

     (b) In the absence of a quorum, a majority in interest of the stockholders of the Corporation entitled to vote at, present in person or represented by proxy, or, in the absence of all such stockholders, any officer entitled to preside at, or act as secretary of, such meeting shall have the power to adjourn such meeting from time to time until stockholders of the Corporation holding the requisite amount of stock of the Corporation shall be present or represented. At any such adjourned meeting at which a quorum shall be present any business may be transacted which might have been transacted at the meeting as originally called.

     SECTION 2.06. Organization. At each meeting of the stockholders of the Corporation, the Chairman of the Board or, in his or her absence, the President, any Vice President or any other officer designated by the Board of Directors of the Corporation, shall act as chairman of such meeting. The Secretary or an Assistant Secretary of the Corporation or, in the absence of the Secretary and all Assistant Secretaries, a person whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

     SECTION 2.07. Voting.

     (a) Except as otherwise provided by law, the Charter or these Bylaws, at every meeting of the stockholders of the Corporation each such stockholder shall be entitled to one vote, in person or by proxy, for each share of capital stock of the Corporation registered in his or her name on the books of the
Corporation:

          (i) on the date fixed pursuant to Section 9.03 of these Bylaws as the record date for the determination of stockholders entitled to vote at such meeting; or

          (ii) if no such record date shall have been fixed, then the record date shall be at the close of business on the day next preceding the day on which notice of such meeting is given.

     (b) Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote the shares so held. In the case of stock held jointly by two or more executors, administrators, guardians, conservators, trustees or other fiduciaries, such fiduciaries may designate, in writing, one or more of their number to represent such stock and vote the shares so held, unless there is a provision to the contrary in the instrument, if any, defining their powers and duties and if any one of them votes, such act binds all of them and if more than one of them votes, the act of the majority binds all of them.

     (c) Persons whose stock of the Corporation is pledged shall be entitled to vote thereon until such stock is transferred on the books of the Corporation to the pledgee and thereafter only the pledgee shall be entitled to vote.

     (d) Any stockholder of the Corporation entitled to vote may do so in person or by his or her proxy appointed by an instrument in writing subscribed by such stockholder or by his or her attorney thereunto authorized or by a telegram, facsimile, cable or any other available method delivered to the secretary of the meeting before or at the time of such meeting; provided, however, that no proxy shall be voted after three years from its date unless said proxy provides for a longer period.

     (e) At all meetings of the stockholders of the Corporation at which a quorum is present, all matters (except where other provision is made by law, the Charter or these Bylaws) shall be decided by the affirmative vote of a majority of the shares of stock of the Corporation represented at such meeting and entitled to vote thereon, present in person or by proxy. The vote upon any matter, including the election of directors of the Corporation, need not be by written ballot.

     SECTION 2.08. Inspectors. The chairman of the meeting shall, in advance of any meeting of stockholders of the Corporation, appoint one or more inspectors to serve at such meeting. Such inspectors shall decide upon the qualifications of voters, the validity of all proxies and ballots, accept and count the votes for and against the questions presented, report the results of such votes and subscribe and deliver to the secretary of the meeting a certificate stating the number of shares of stock of the Corporation issued and outstanding and entitled to vote thereon and the number of shares voted for and against the questions presented. The inspectors shall determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors. An inspector need not be a stockholder of the Corporation and any director or officer of the Corporation may be an inspector on any question other than a vote for or against his or her election to any position with the Corporation or on any other question in which he or she may be directly interested. The inspectors may appoint or retain other persons or entities to assist them in the performance of their duties as inspectors. Before acting as herein provided, each inspector shall subscribe an oath to execute faithfully the duties of an inspector with strict impartiality and according to the best of his or her ability.

     SECTION 2.09. List of Stockholders.


     (a) It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger to prepare and make, or cause to be prepared and made, at least ten days before every meeting of the stockholders of the Corporation, a complete list of such stockholders entitled to vote arranged in alphabetical order and showing the name and address of each stockholder of the Corporation and the number and class of shares of stock of the Corporation registered in the name of such stockholder. Such list shall be open during ordinary business hours to the examination of any stockholder of the Corporation for any purpose germane to such meeting for a period of at least ten days prior to the meeting, either at a place within the city where such meeting is to be held, which place shall be specified in the notice of such meeting or, if not so specified, at the place where such meeting is to be held.


     (b) Such list shall be produced and kept at the time and place of such meeting during the whole time thereof and may be inspected by any stockholder of the Corporation who is present.

     (c) The stock ledger of the Corporation shall be conclusive evidence as to who are the stockholders of the Corporation entitled to examine the stock ledger and the list of stockholders required by this Section 2.09 on the books of the Corporation or to vote in person or by proxy at any meeting of stockholders of the Corporation.

     (d) As used in this clause (d), "stockholder" means a stockholder of record of the Corporation. Any stockholder in person or by attorney or other agent, upon written demand under oath stating the purpose thereof, has the right during the Corporation's ordinary business hours to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders and its other books and records, and, at such stockholder's expense, to make copies of extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath must be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal place of business.

                                   ARTICLE 3.

                      BOARD OF DIRECTORS OF THE CORPORATION

     SECTION 3.01. General Powers. The business, property and affairs of the Corporation shall be managed by the Board of Directors of the Corporation.

     SECTION 3.02. Number, Qualifications, Terms and Removal from Office.

     (a) The number of directors of the Corporation on the date of adoption of these Bylaws shall be seven (7). The number of directors of the Corporation may be increased or decreased by resolution of the Board of Directors of the Corporation. All directors of the Corporation shall hold office for the term for which they are elected or until their successors shall have been elected and qualified, whichever period is longer. The directors of the Corporation need not be residents of the State of Delaware.

     (b) A director of the Corporation need not be a stockholder of the Corporation.

     (c) Directors of the Corporation may be removed from office as provided in the Charter.

     (d) Vacancies and newly created directorships of the Corporation resulting from any increase in the authorized number of directors of the Corporation shall be filled as provided in the Charter. If there are no directors of the Corporation in office, then an election of directors may be held in the manner provided by statute. Except as otherwise contemplated by written agreement among the stockholders of the Corporation or the Charter, whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors of the Corporation by the provisions of the Charter or any designation of any class or series of preferred shares, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office or by a sole remaining director so elected.

     SECTION 3.03. Quorum and Manner of Acting.

     (a) Except as otherwise provided by statute or by the Charter, a majority of the directors of the Corporation at the time in office shall constitute a quorum for the transaction of business at any meeting and the affirmative action of a majority of the directors of the Corporation present at any meeting at which a quorum is present shall be required for the taking of any action by the Board of Directors of the Corporation.

     (b) In the event one or more of the directors of the Corporation shall be disqualified to vote at such meeting then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no event shall the quorum as adjusted be less than one third of the total number of directors of the Corporation. A director who is present at a meeting of the Board of Directors of the Corporation, or a committee of the Board of Directors, when corporate action is taken, shall be deemed to have assented to the action taken unless such director:

          (i) objects at the beginning of such meeting (or promptly upon arrival) to holding such meeting or transacting business at such meeting;

          (ii) dissents or abstains from the action taken and such dissent or abstention is entered in the minutes of such meeting; or

          (iii)delivers written notice of dissent or abstention to the presiding officer of such meeting before its adjournment or to the Corporation immediately after adjournment of such meeting. The right of dissent or abstention shall not be available to a director who votes in favor of the action taken.


     (c) In the absence of a quorum at any meeting of the Board of Directors of the Corporation, such meeting need not be held or a majority of the directors of the Corporation present or, if no director of the Corporation be present, the Secretary of the Corporation, may adjourn such meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given.


     SECTION 3.04. Offices, Place of Meeting and Records. The Board of Directors of the Corporation may hold meetings, have an office or offices and keep the books and records of the Corporation at such place or places within or without the State of Delaware as the Board may from time to time determine. The place of meeting shall be specified or fixed in the respective notices or waivers of notice thereof except where otherwise provided by statute, the Charter or these Bylaws. Any director of the Corporation shall have the right to examine the Corporation's stock ledger, list of stockholders and its other books and records for any purpose reasonably related to such person's position as a director.

     SECTION 3.05. Annual Meeting. The Board of Directors of the Corporation shall meet for the purpose of organization, the election of officers and the transaction of other business as soon as practicable following each annual election of directors of the Corporation. Such meeting shall be called and held at the place and time specified in the notice or waiver of notice thereof as in the case of a special meeting of the Board of Directors of the Corporation.

     SECTION 3.06. Regular Meetings. Regular meetings of the Board of Directors of the Corporation shall be held at such places and at such times as such Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held then the meeting which would otherwise be held on that day shall be held at said place at the same hour on the next succeeding business day. Notice of regular meetings need not be given.

     SECTION 3.07. Special Meetings; Notice. Special meetings of the Board of Directors of the Corporation shall be held whenever called by the Chairman of the Board, the President or by any two (2) of the directors of the Corporation. Notice of each such meeting (i) shall be mailed to each director of the Corporation, addressed to him or her at his or her residence or usual place of business, at least two days before the day on which such meeting is to be held,
(ii) shall be sent to him or her at his or her residence or at such place of business by facsimile, telegraph, cable or other available means at least two days before the day on which such meeting is to be held, or (iii) shall be delivered personally or by telephone not later than one day before the day on which the meeting is to be held. Each such notice shall state the date, time and place of the meeting but need not state the purposes thereof except as otherwise herein expressly provided. Oral or telephonic notice shall be effective when communicated provided that it is promptly confirmed in writing. Notice of any such meeting need not be given to any director of the Corporation, however, if waived by him or her in writing or by facsimile, telegraph, cable or otherwise, whether before or after such meeting shall be held or if he or she shall be present at such meeting (except where such person attends the meeting for the express purpose of objecting at the beginning of such meeting to the transaction of business because such meeting was not lawfully called or convened). Written notice is effective at the earliest of the following:

          (a)  when received;

          (b) five (5) days after deposit in the United States mail as evidenced by the postmark, if mailed postpaid and correctly addressed; or

          (c) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by, or on behalf of, the addressee.

     SECTION 3.08. Organization. At each meeting of the Board of Directors of the Corporation, the Chairman of the Board or, in his or her absence, the President or, in his or her absence, a director of the Corporation chosen by a majority of the directors of the Corporation present, shall act as chairman. The Secretary or, in his or her absence, an Assistant Secretary or, in the absence of the Secretary and all Assistant Secretaries, a person whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

     SECTION 3.09. Order of Business. At all meetings of the Board of Directors of the Corporation business shall be transacted in the order determined by the Board.

     SECTION 3.10. Resignation. Any director of the Corporation may resign at any time by giving written notice of his or her resignation to the Board of Directors of the Corporation, the Chairman of the Board, the President, any Vice President or the Secretary of the Corporation. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 3.11. Compensation. Each director of the Corporation, in consideration of serving as such, who is neither an employee of, nor a compensated consultant to, the Corporation, shall be entitled to receive from the Corporation such amount per annum or such fees for attendance at directors' meetings, or both, as the Board of Directors of the Corporation shall from time to time determine. Each director of the Corporation shall be entitled to reimbursement for the reasonable expenses incurred by him or her in connection with the performance of his or her duties; provided that nothing herein contained shall be construed to preclude any director of the Corporation from serving the Corporation or its subsidiaries in any other capacity and receiving proper compensation therefor.

     SECTION 3.12. Telephonic Meetings. Members of the Board of Directors of the Corporation or a committee of the Board may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at the meeting.


                                   ARTICLE 4.

                                   COMMITTEES

     SECTION 4.01. Executive Committee.

     (a) The Board of Directors of the Corporation may, by resolution or resolutions passed by a majority of the whole Board, appoint an Executive Committee to consist of two or more members of the Board of Directors of the Corporation, including the President if the President is then a director, and shall designate one of the members as its chairman.

     (b) The chairman of the Executive Committee or, in his or her absence, a member of the Executive Committee chosen by a majority of the members present shall preside at meetings of the Executive Committee and the Secretary or an Assistant Secretary of the Corporation, or such other person as the Executive Committee shall from time to time determine, shall act as secretary of the Executive Committee.

     (c) The Board of Directors of the Corporation, by action of the majority of the whole Board, shall fill vacancies in the Executive Committee.

     (d) Any member of the Executive Committee may be removed, either with or without cause, by the vote of a majority of the whole Board of Directors of the Corporation.

     SECTION 4.02. Powers. During the intervals between the meetings of the Board of Directors of the Corporation, the Executive Committee shall have and may exercise all of the powers of the Board of Directors of the Corporation in all cases in which specific directions shall not have been given by the Board of Directors of the Corporation.


     SECTION 4.03. Procedure; Meetings; Quorum. The Executive Committee shall fix its own rules of procedure, subject to the approval of the Board of Directors of the Corporation, and shall meet at such times and at such place or places as may be provided by such rules. At every meeting of the Executive Committee the presence of a majority of all the members thereof shall be necessary to constitute a quorum and the affirmative vote of a majority of the members present shall be necessary for the adoption by it of any resolution. In the absence of a quorum at any meeting of the Executive Committee such meeting need not be held or a majority of the members present or, if no members be present, the secretary of the meeting may adjourn such meeting from time to time until a quorum be present.


     SECTION 4.04. Compensation. Each member of the Executive Committee shall be entitled to receive from the Corporation reimbursement for the reasonable expenses incurred by him or her in connection with the performance of his or her duties and, with respect to any member of the Executive Committee who is neither an employee of nor compensated consultant to the Corporation, such fee, if any, as shall be fixed from time to time by the Board of Directors of the Corporation.

     SECTION 4.05. Nominating Committee.

     (a) The Board of Directors of the Corporation may, by resolution or resolutions passed by a majority of the whole Board, appoint a Nominating Committee to consist of two or more members of the Board of Directors of the Corporation, including the President if the President is then a director, and shall designate one of the members as its chairman.

     (b) The chairman of the Nominating Committee or, in his or her absence, a member of the Nominating Committee chosen by a majority of the members present shall preside at meetings of the Nominating Committee and the Secretary or an Assistant Secretary of the Corporation, or such other person as the Nominating Committee shall from time to time determine, shall act as secretary of the Nominating Committee.

     (c) The Board of Directors of the Corporation, by action of the majority of the whole Board, shall fill vacancies in the Nominating Committee.

     (d) Any member of the Nominating Committee may be removed, either with or without cause, by the vote of a majority of the whole Board of Directors of the Corporation.

     SECTION 4.06. Powers. The Nominating Committee shall have the power to nominate such persons as it may determine to stand for election to the Board of Directors of the Corporation, all in accordance with the Charter and these Bylaws.


     SECTION 4.07. Procedure; Meetings; Quorum. The Nominating Committee shall fix its own rules of procedure, subject to the approval of the Board of Directors of the Corporation, and shall meet at such times and at such place or places as may be provided by such rules. At every meeting of the Nominating Committee the presence of a majority of all the members shall be necessary to constitute a quorum and the affirmative vote of a majority of the members present shall be necessary for the adoption by it of any resolution. In the absence of a quorum at any meeting of the Nominating Committee such meeting need not be held or a majority of the members present or, if no members be present, the secretary of the meeting may adjourn such meeting from time to time until a quorum be present.


     SECTION 4.08. Compensation. Each member of the Nominating Committee shall be entitled to receive from the Corporation reimbursement for the reasonable expenses incurred by him or her in connection with the performance of his or her duties and, with respect to any member of the Nominating Committee who is neither an employee of nor compensated consultant to the Corporation, such fee, if any, as shall be fixed from time to time by the Board of Directors of the Corporation.

     SECTION 4.09. Other Board Committees.

     (a) The Board of Directors of the Corporation may from time to time, by resolution passed by a majority of the whole Board, designate one or more committees in addition to the Executive Committee and the Nominating Committee. Each such additional committee shall consist of two or more of the directors of the Corporation. Any such additional committee, to the extent provided in the resolution or in these Bylaws, shall have and may exercise the powers of the Board of Directors of the Corporation in the management of the business and affairs of the Corporation, including the power or authority to authorize the issuance of stock, and may authorize the seal of the Corporation to be affixed to all papers which may require it but no such committee shall have the power or authority in reference to amending the Charter, adopting an agreement of merger or consolidation under Section 251 or 252 of the Delaware General Corporation Law ("DGCL"), recommending to the stockholders of the Corporation the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders of the Corporation a dissolution of the Corporation or a revocation of a dissolution, amending the Bylaws of the Corporation, declaring a dividend or adopting a certificate of ownership and merger pursuant to Section 253 of the DGCL. Such additional committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors of the Corporation. Each additional committee so formed shall keep regular minutes of its meetings and report the same to the Board of Directors of the Corporation when required.

     (b) A majority of all the members of any such committee may determine its action and fix the time and place of its meetings unless the Board of Directors of the Corporation shall otherwise provide. The Board of Directors of the Corporation shall have power to change the members of any committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time.

     SECTION 4.10. Alternates. The Chairman of the Board or the President of the Corporation may designate one or more directors of the Corporation as alternate members of any committee who may act in the place and stead of members who temporarily cannot attend any such meeting.

     SECTION 4.11. Additional Committees.

     (a) The Board of Directors of the Corporation may from time to time create such additional committees of directors, officers, employees or other persons designated by it (or any combination of such persons) for the purpose of advising the Board, the Executive Committee and the officers and employees of the Corporation in all such matters as the Board shall deem advisable and with such functions and duties as the Board shall by resolutions prescribe.

     (b) A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors of the Corporation shall otherwise provide. The Board of Directors of the Corporation shall have the power to change the members of any committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time.


                                   ARTICLE 5.

                                ACTION BY CONSENT

     SECTION 5.01. Consent by Directors. Any action required or permitted to be taken at any meeting of the Board of Directors of the Corporation or of any committee thereof may be taken without a meeting if prior to such action a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of the proceedings of the Board or such committee.

     SECTION 5.02. Consent of Stockholders.

     (a) Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by stockholders of the Corporation having not less than sixty percent (60%) of the votes that would be necessary to authorize or take such action at a meeting at which all stockholders of the Corporation having the right to vote thereon were present and voted. Every written consent shall bear the date of signature of each stockholder of the Corporation who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless written consents signed by a sufficient number of holders to take action are delivered to the Corporation by certified or registered mail, return receipt requested, to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders of the Corporation are recorded within sixty days of the earliest dated consent so delivered to the Corporation. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders of the Corporation who have not consented in writing, by a stockholder who signed the consent, or by the Corporation, at its option, pursuant to Section 5.02(b).

     (b) With respect to any written consent submitted for execution and delivery by the requisite number of stockholders of the Corporation pursuant to this Section 5.02, such stockholder(s) may request that the Corporation provide such stockholder(s), at the sole cost and expense of such stockholder(s), with a list of the names and addresses of the other stockholders of the Corporation and the number and class of shares of the Corporation held of record by such other stockholders. The Corporation may, at its option, either provide such list or, at the sole cost and expense of such stockholder(s), mail such written consent on behalf of such stockholder(s). The Corporation may in its sole discretion advance such stockholder(s) for the costs and expenses of the preparation and mailing of such written consent. If the Corporation provides such list, such requesting stockholder(s) must undertake, in writing, that such stockholder(s)
(a) will not use the information set forth in such list for any purpose other than the mailing or other delivery of such written consent or the solicitation of stockholders of the Corporation with respect to the subject matter thereof, and (b) will return such list to the Secretary of the Corporation after such mailing, other delivery or solicitation without retaining any copies thereof.

                                   ARTICLE 6.

                                    OFFICERS

     SECTION 6.01. Number. The principal officers of the Corporation shall be a President, a Secretary and a Treasurer. The Board of Directors of the Corporation may also elect a Chairman of the Board and one or more Vice Presidents (the number thereof and variations in title to be determined by the Board of Directors of the Corporation). In addition, there may be such other or subordinate officers, agents and employees as may be appointed in accordance with the provisions of Section 6.03. Any two or more offices may be held by the same person.

     SECTION 6.02. Election, Qualifications and Term of Office. Each officer of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 6.03, shall be elected annually by the Board of Directors of the Corporation and shall hold office until a successor shall have been duly elected and qualified, or until death, or until he or she shall have resigned or shall have been removed in the manner herein provided.

     SECTION 6.03. Other Officers. The Corporation may have such other officers, agents, and employees as the Board of Directors of the Corporation may deem necessary, including a Controller, one or more Assistant Controllers, one or more Assistant Treasurers and one or more Assistant Secretaries, each of whom shall hold office for such period, have such authority and perform such duties as the Board of Directors of the Corporation may from time to time determine. The Board of Directors of the Corporation may delegate to any principal officer the power to appoint or remove any such subordinate officers, agents or employees.

     SECTION 6.04. Removal. Any officer of the Corporation may be removed, either with or without cause, by the vote of a majority of the whole Board of Directors of the Corporation or, except in case of any officer appointed by the Board of Directors of the Corporation, by any committee of officers upon whom the power of removal may be conferred by the Board of Directors of the Corporation, but such removal shall be without prejudice to the contract rights, if any, of the officer so removed.

     SECTION 6.05. Resignation. Any officer may resign at any time by giving written notice to the Board of Directors of the Corporation or the President. Any such resignation shall take effect as of the date of receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 6.06. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in these Bylaws for regular election or appointment to such office.

     SECTION 6.07. Powers of Officers. The Board of Directors of the Corporation shall have the authority to fix or limit the powers and authority of the officers of the Corporation to conduct transactions between the Corporation and other parties, to enter into contracts proposed to be entered into by or on behalf of the Corporation and with respect to all other areas of business operation in which the officers of the Corporation may engage.

     SECTION 6.08. Chairman of the Board. The Chairman of the Board, if one is elected, shall be a director of the Corporation and shall preside at all meetings of the Board of Directors of the Corporation and shareholders of the Corporation. The Chairman shall have such specific powers and duties as from time to time may be conferred or assigned by the Board of Directors of the Corporation.

     SECTION 6.09. President. Subject to determination by the Board of Directors of the Corporation, the President shall be the chief executive officer of the Corporation, shall have general executive powers and shall have such specific powers and duties as from time to time may be conferred upon or assigned to him or her by the Board of Directors of the Corporation.

     SECTION 6.10. Vice President. Each Vice President shall have such powers and perform such duties as the Board of Directors of the Corporation or the Executive Committee may from time to time prescribe or as shall be assigned by the President.

     SECTION 6.11. Treasurer. The Treasurer shall have charge and custody of, and be responsible for, all funds and securities of the Corporation, and shall deposit all such funds to the credit of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these Bylaws. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors of the Corporation or the Executive Committee, making proper vouchers for such disbursements, and shall render to the Board of Directors of the Corporation or the stockholders of the Corporation, whenever the Board may so require, a statement of all transactions as Treasurer or the financial condition of the Corporation and, in general, the Treasurer shall perform all the duties as from time to time may be assigned by the Board of Directors of the Corporation, any committee of the Board designated by it so to act or the President.

     SECTION 6.12. Secretary. The Secretary shall record or cause to be recorded in books provided for the purpose the minutes of the meetings of the stockholders of the Corporation, the Board of Directors of the Corporation and all committees of which a secretary shall not have been appointed. The Secretary
(i) shall see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law, (ii) shall be custodian of all corporate records (other than financial) and of the seal of the Corporation, (iii) shall see that the seal is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws, (iv) shall keep, or cause to be kept, the list of stockholders of the Corporation as required by Section 2.09, which include the post-office addresses of the stockholders of the Corporation and the number of shares held by them, respectively, and shall make or cause to be made, all proper changes therein, (v) shall see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed, and (vi) shall, in general, perform all duties incident to the office of Secretary and such other duties as may from time to time be assigned by the Board of Directors of the Corporation, the Executive Committee or the President.

     SECTION 6.13. Salaries. The salaries of the principal officers of the Corporation shall be fixed from time to time by the Board of Directors of the Corporation or a special committee thereof, and none of such officers shall be prevented from receiving a salary by reason of the fact that he or she is a director of the Corporation.


                                   ARTICLE 7.

                   INDEMNIFICATION OF DIRECTORS, OFFICERS AND
                        OTHER AUTHORIZED REPRESENTATIVES

     SECTION 7.01. Indemnification of Authorized Representatives in Third Party Proceedings. The Corporation shall indemnify any person who was or is an authorized representative of the Corporation and who was or is a party, or is threatened to be made a party, to any third party proceeding by reason of the fact that such person was or is an authorized representative of the Corporation, against expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such third party proceeding if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal third party proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any third party proceeding by judgment, order, settlement, indictment, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the authorized representative did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to, the best interests of the Corporation, and, with respect to any criminal third party proceeding, had reasonable cause to believe that such conduct was unlawful.

     SECTION 7.02. Indemnification of Authorized Representatives in Corporate Proceedings. The Corporation shall indemnify any person who was or is an authorized representative of the Corporation and who was or is a party, or is threatened to be made a party, to any corporate proceeding by reason of the fact that such person was or is an authorized representative of the Corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such corporate action if such person acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless, and only to the extent that, the Court of Chancery or the court in which such corporate proceeding was pending shall determine upon application that, despite the adjudication or liability but in view of all the circumstances of the case, such authorized representative is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     SECTION 7.03. Mandatory Indemnification of Authorized Representatives. To the extent that an authorized representative of the Corporation has been successful on the merits or otherwise in defense of any third party or corporate proceeding or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith.

     SECTION 7.04. Determination of Entitlement to Indemnification. Any indemnification under Section 7.01, 7.02 or 7.03 of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the authorized representative is proper in the circumstances because such person has either met the applicable standard of conduct set forth in Section 7.01 or 7.02 or has been successful on the merits or otherwise as set forth in Section 7.03 and that the amount requested has been actually and reasonably incurred. Such determination shall be made:

     (a) By the Board of Directors of the Corporation by a majority of a quorum consisting of directors of the Corporation who were not parties to such third party or corporate proceeding, or

     (b) If such a quorum is not obtainable or, even if obtainable, a majority vote of such a quorum so directs, by independent legal counsel in a written opinion, or

     (c) By the stockholders of the Corporation.

     SECTION 7.05. Advancing Expenses. Expenses actually and reasonably incurred in defending a third party or corporate proceeding may be paid on behalf of an authorized representative by the Corporation in advance of the final disposition of such third party or corporate proceeding upon receipt of an undertaking by or on behalf of such authorized representative to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article. The financial ability of such authorized representative to make such repayment shall not be a prerequisite to the making of an advance.

     SECTION 7.06. Definitions. For purposes of this Article:

     (a) "authorized representative" shall mean a director or officer of the Corporation or a person serving at the request of the Corporation as a director, officer or trustee of another Corporation, partnership, joint venture, trust or other enterprise;

     (b) "Corporation" shall include, in addition to the resulting corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent Corporation, or is or was serving at the request of such constituent Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued;

     (c) "corporate proceeding" shall mean any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor or investigative proceeding by the Corporation;

     (d)  "criminal  third  party   proceeding"  shall  include  any  action  or
investigation which could or does lead to a criminal third party proceeding;

     (e) "expenses" shall include attorneys' fees and disbursements;

     (f) "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan;

     (g) "not opposed to the best interest of the Corporation" shall include actions taken in good faith and in a manner the authorized representative reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan;

     (h) "other enterprises" shall include employee benefit plans;

     (i) "party" shall include the giving of testimony or similar involvement;

     (j) "serving at the request of the Corporation" shall include any service as a director, officer or employee of the Corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries; and

     (k) "third party proceeding" shall mean any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Corporation.

     SECTION 7.07. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article.

     SECTION 7.08. Scope of Article. The indemnification of authorized representatives and advancement of expenses, as authorized by the preceding provisions of this Article, shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, agreement, vote of stockholders of the Corporation or disinterested directors of the Corporation or otherwise, both as to action in an official capacity and as to action in another capacity. The indemnification and advancement of expenses provided by or granted pursuant to this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be an authorized representative and shall insure to the benefit of the heirs, executors and administrators of such a person.

     SECTION 7.09. Reliance on Provisions. Each person who shall act as an authorized representative of the Corporation shall be deemed to be doing so in reliance upon the rights of indemnification provided by this Article.


                                   ARTICLE 8.

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

     SECTION 8.01. Execution of Contracts. Unless the Board of Directors of the Corporation or the Executive Committee shall otherwise determine, (a) the Chairman of the Board, the President, any Vice President or the Treasurer, and
(b) the Secretary or any Assistant Secretary, may enter into any contract or execute any contract or other instrument, the execution of which is not otherwise specifically provided for, in the name and on behalf of the Corporation. The Board of Directors of the Corporation, or any committee designated thereby with power so to act, except as otherwise provided in these Bylaws, may authorize any other or additional officer or officers or agent or agents of the Corporation, and such authority may be general or confined to specific instances. Unless authorized so to do by these Bylaws or by the Board of Directors of the Corporation or by any such committee, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or to any amount.

     SECTION 8.02. Loans. No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued, endorsed or accepted in its name, unless authorized by the Board of Directors of the Corporation or Executive Committee or other committee designated by the Board to act. Such authority may be general or confined to specific instances. When so authorized, the officer or officers thereunto authorized may effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes or other evidences of indebtedness of the Corporation, and, when authorized as aforesaid, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, may mortgage, pledge, hypothecate or transfer any real or personal property at any time owned or held by the Corporation, and to that end execute instruments of mortgage or pledge or otherwise transfer such property.

     SECTION 8.03. Checks, Drafts, etc. All checks, drafts, bills or exchange or other orders for the payment of money, obligations, notes, or other evidence of indebtedness, bills of lading, warehouse receipts and insurance certificates of the Corporation shall be signed or endorsed by such officer or officers, agent or agents, attorney or attorneys, employee or employees, of the Corporation as shall from time to time be determined by resolution of the Board of Directors of the Corporation or Executive Committee or other committee designated by the Board so to act.

     SECTION 8.04. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors of the Corporation or Executive Committee or other committee designated by the Board so to act may from time to time designate, or as may be designated by any officer or officers or agent or agents of the Corporation to whom such power may be delegated by the Board of Directors of the Corporation or Executive Committee or other committee designated by the Board so to act and, for the purpose of such deposit and for the purposes of collection for the account of the Corporation may be endorsed, assigned and delivered by any officer, agent or employee of the Corporation or in such other manner as may from time to time be designated or determined by resolution of the Board of Directors of the Corporation or Executive Committee or other committee designated by the Board so to act.

     SECTION 8.05. Proxies in Respect of Securities of Other Corporations. Unless otherwise provided by resolution adopted by the Board of Directors of the Corporation or the Executive Committee or other committee so designated to act by the Board, the President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes that the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation, association or trust any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, association or trust, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation, association or trust, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper in the premises.


                                   ARTICLE 9.

                                BOOKS AND RECORDS

     SECTION 9.01. Place. The books and records of the Corporation may be kept at such places within or without the State of Delaware as the Board of Directors of the Corporation may from time to time determine. The stock record books and the blank stock certificate books shall be kept by the Secretary or by any other officer or agent designated by the Board of Directors of the Corporation.

     SECTION 9.02 Addresses of Stockholders. Each stockholder of the Corporation shall furnish to the Secretary of the Corporation or to the transfer agent of the Corporation an address at which notices of meetings and all other corporate notices may be served upon or mailed to him and if any such stockholder shall fail to designate such address, corporate notices may be served upon him or her by mail, postage prepaid, to him or her at his or her post-office address last known to the Secretary or to the transfer agent of the Corporation or by transmitting a notice thereof to him or her at such address by telegraph, cable or other available method.

     SECTION 9.03. Record Dates. The Board of Directors of the Corporation may fix in advance a date, not less than ten days nor more than sixty days prior to the date of any meeting of stockholders of the Corporation, or the date for the payment of any dividend, or the date for the allotment of any rights, or the date when any change or conversion or exchange of capital stock of the Corporation shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders of the Corporation entitled to notice of, and to vote at, any such meeting or any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any change, conversion or exchange of capital stock of the Corporation, or to give such consent, and in each such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to notice of, or to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

     SECTION 9.04. Audit of Books and Accounts. The books and accounts of the Corporation shall be audited at least once in each fiscal year by certified public accountants of good standing selected by the Board of Directors of the Corporation.


                                   ARTICLE 10.

                            SHARES AND THEIR TRANSFER

     SECTION 10.01. Certificates of Stock. Every owner of stock of the Corporation shall be entitled to have a certificate certifying the number of shares owned by him or her in the Corporation and designating the class of stock to which such shares belong, which shall otherwise be in such form as the Board of Directors of the Corporation shall prescribe. Every such certificate shall be signed by the President or a Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Corporation; provided, however, that where such certificate is signed or countersigned by a transfer agent or registrar the signatures of such officers of the Corporation and the seal of the Corporation may be in facsimile form. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered by the Corporation as though the person or persons who signed such certificate or whose facsimile signature or signatures shall have been used thereof had not ceased to be such officer or officers of the Corporation.

     SECTION 10.02 Record. A record shall be kept of the name of the person, firm or corporation owning the stock represented by each certificate for stock of the Corporation issued, the number of shares represented by each such certificate, and the date of issuance thereof and, in case of cancellation, the date of cancellation. The person in whose name shares of stock of the Corporation stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

     SECTION 10.03. Transfer of Stock. Transfers of shares of the stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his or her attorney thereunto authorized, and on the surrender of the certificate or certificates for such shares properly endorsed. All certificates surrendered to the Corporation or its agent for transfer shall be canceled.

     SECTION 10.04. Transfer Agent and Registrar; Regulations. The Corporation shall, if and whenever the Board of Directors of the Corporation or Executive Committee shall so determine, maintain one or more transfer offices or agencies, each in charge of a transfer agent designated by the Board of Directors of the Corporation, where the shares of the capital stock of the Corporation shall be directly transferable and also, if and whenever the Board of Directors of the Corporation shall so determine, maintain one or more offices, each in charge of a registrar designated by the Board of Directors of the Corporation, where such shares of stock shall be registered. The Board of Directors of the Corporation may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.

     SECTION 10.05. Lost, Destroyed or Mutilated Certificates. In case of the alleged loss or destruction or the mutilation of a certificate representing capital stock of the Corporation, a new certificate may be issued in place thereof, in the manner and upon such terms as the Board of Directors of the Corporation may prescribe.


                                   ARTICLE 11.

                                      SEAL

     The Board of Directors of the Corporation shall provide a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and the state and year of incorporation.

                                   ARTICLE 12.

                                   FISCAL YEAR

     The fiscal year of the Corporation shall commence on the first day of January and shall end on the last day of December in each year, except as otherwise provided from time to time by the Board of Directors of the Corporation.

                                   ARTICLE 13.

                                WAIVER OF NOTICE

     Whenever any notice is required to be given by statute, these Bylaws or the Charter, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.


                                   ARTICLE 14.

                                   AMENDMENTS

     Subject to the terms and provisions of the Charter, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the stockholders of the Corporation or by the Board of Directors of the Corporation, when such power is conferred upon the Board of Directors of the Corporation by the Charter, at any regular meeting of the stockholders of the Corporation or of the Board of Directors of the Corporation or at any special meeting of the stockholders or of the Board of Directors of the Corporation if notice of such alteration, amendment, repeal or adoption of new Bylaws is contained in the notice of such special meeting; provided that notwithstanding any other provisions of these Bylaws, the Charter as in effect from time to time or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock required by law, these Bylaws or the Charter, the affirmative vote of the holders of at least sixty percent (60%) of the then-outstanding "Common Shares" and "Class A Preferred Shares" (as defined in the Charter) entitled to vote, voting together as a single class, shall be required to alter, amend or repeal any provision of these Bylaws.